Voya Retirement Insurance and Annuity Company

and its

Variable Annuity Account C

OPPORTUNITY PLUS

Supplement Dated April 1, 2026 to the Contract Prospectus,
Initial Summary Prospectus, and Updating Summary Prospectus,
each dated May 1, 2025, as amended

This supplement to the variable annuity account contract prospectus (“contract prospectus”), initial summary prospectus, and updating summary prospectus (“summary prospectuses”), updates and amends certain information contained in them. Please read this supplement carefully and keep it with the contract prospectus and summary prospectuses that you may have received, for future reference. Capitalized terms not defined in this supplement shall have the meaning given to them in the contract prospectus and summary prospectuses.

NOTICE OF IMPORTANT INFORMATION ABOUT

UPCOMING FUND CHANGES AND THE ADDITION OF NEW FUNDS

Effective March 10, 2026, American Century Investments® Disciplined Core Value Fund changed its name to the American Century Investments® Disciplined Value Fund.

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On January 23, 2026, the Board of Trustees of the Voya Balanced Income Portfolio (the “Portfolio”) approved a number of changes to the structure of the Portfolio that would permit the Portfolio to be sold directly to the public (the “Conversion”). Currently, the purchase and sale of shares of the Portfolio may be made only by separate accounts of insurance companies serving as investment options under variable contracts or by qualified pension or retirement plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. Following the Conversion, the eligibility to invest in the Portfolio will be revised and the Portfolio will be offered directly to the public. It is expected that these changes will take effect on or about July 24, 2026 (the “Effective Date”).

No insurance company separate accounts will be invested in the Portfolio at the time of the Conversion. Please contact your insurance company for more information about how the Conversion will impact your variable contract and alternative investment options.

Opportunity Plus only utilizes share Class I in this Portfolio.

Qualified pension and retirement plans will remain eligible to invest in the Portfolio.

There will be no changes to the investment objective, investment strategy or investment risks of the Portfolio as a result of this Conversion.

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To facilitate this Conversion, on or about the Effective Date the following changes will occur:

1.	The Portfolio name will change from Voya Balanced Income Portfolio to Voya Balanced Income Fund.

2.	Share classes will be renamed as follows:

Current Share Class Name	New Share Class Name
ADV	R
I	I
S	R3
S2	A

3.	The eligibility requirements for the Portfolio will change. Purchase and sales of the Portfolio will no longer be limited only to separate accounts of insurance companies serving as investment options under variable contractors or by qualified pension or retirement plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. Instead, the Portfolio will be available for purchase by the general public and eligibility will vary by share class as follows:

Share Class	Share Class Eligibility
Class A	No restrictions/generally available
Class I	Available to: (1) qualified retirement plans such as 401(a), 401(k), or other defined contribution plans and defined benefit plans; (2) 529 college savings plans; (3) insurance companies and foundations investing for their own account; (4) wrap programs offered by broker-dealers and financial institutions; (5) accounts of, or managed by, trust departments; (6) individuals whose accounts are managed by an investment adviser representative; (7) employees of Voya IM who are eligible to participate in “notional” bonus programs sponsored by Voya IM; (8) retirement plans affiliated with Voya Financial, Inc.; (9) Voya Financial, Inc. affiliates for purposes of corporate cash management; (10) other registered investment companies; and (11) (a) investors purchasing Class I shares through brokerage platforms that invest in the Voya funds’ Class I shares through omnibus accounts and have agreements with the Fund distributor to offer such shares and (b) such brokerage platforms’ omnibus accounts.
Class R and Class R3	Available to qualified retirement plans including, but not limited to 401(k) plans, 457 plans, employer sponsored 403(b) plans, IRAs, Simplified Employee Pension Plans, other accounts or plans whereby Class R or R3 shares, as applicable, are held on the books of the Portfolio through omnibus accounts (either at the plan level or the level of the plan administrator).

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X.75962-25D	April 2026

Effective May 1, 2026, the following funds will be added to the Contracts of APPENDIX A: FUNDS AVAILABLE UNDER THE CONTRACT, in the contract prospectus and initial summary prospectus, and in the APPENDIX: FUNDS AVAILABLE UNDER THE CONTRACT, of the updating summary prospectus.

INVESTMENT OBJECTIVE	FUND NAME INVESTMENT ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2025)
			1 Year	5 Years	10 Years
Seeks to produce income and to provide an opportunity for growth of principal consistent with sound common stock investing.	American Funds® – The Bond Fund of America (Class R4) Investment Adviser: Capital Research and Management CompanySM	0.58%*	7.16%	-0.36%	2.21%
Seeks long-term capital appreciation.	Ariel Fund (Investor Class) Investment Adviser: Ariel Investments, LLC	1.01%	14.15%	9.36%	9.51%
Seeks long-term capital growth.	Victory Pioneer Global Equity Fund (Class A)[1] Investment Adviser: Victory Capital Management Inc.	1.10%*	41.08%	15.40%	12.75%
Seeks long-term growth of capital.	VY® Columbia Small Cap Value II Portfolio (Service Class )** Investment Adviser: Voya Investments, LLC Subadviser: Columbia Management Investment Advisers, LLC	1.18%*	8.04%	9.60%	8.92%

*	Current expenses reflect applicable waivers or expense limitations as reported in the Fund’s prospectus.
**	Effective May 1, 2026, the VY® Columbia Small Cap Value II Portfolio will change its name to the VY® Columbia Small Cap Value and Inflection Portfolio.
[1]	This Fund is available to the general public in addition to being available through variable annuity contracts. See “FEDERAL TAX CONSIDERATIONS - Special Considerations for Section 403(b) Plans” for a discussion of investment in one of the public Funds under 403(b) or Roth 403(b) annuity contracts.
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MORE INFORMATION IS AVAILABLE

More information about the funds available through your contract, including information about the risks associated with investing in them can be found in the contract prospectus, summary prospectus, and Statement of Additional Information for each fund. You may obtain these documents by contacting Customer Service.

If you received a summary prospectus for any of the funds available through your contract, you may obtain a full contract prospectus and other fund information free of charge by either accessing the internet address, calling the telephone number, or sending an email request to the email address shown on the front of the fund’s summary prospectus.

Please retain this supplement for future reference.

Insurance products, annuities and retirement plan funding issued by (third party administrative services may also be provided by) Voya Retirement Insurance and Annuity Company, One Orange Way, Windsor, CT 06095. Securities are distributed by Voya Financial Partners, LLC (member SIPC). Securities may also be distributed through other broker-dealers with which Voya Financial Partners, LLC has selling agreements

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